SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2016

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following approval by the stockholders at the 2016 Annual Meeting, as discussed below, on May 13, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation, as amended, reducing the authorized number of shares of common stock to 120,000,000.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 13, 2016. The stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 18, 2016.

Proposal 1:	Election of five directors to hold office until the 2017 Annual Meeting:

A.	Directors elected by holders of Series D Preferred Stock.

	FOR	WITHHELD
Andrey Semechkin	2,457,142	0
Russell Kern	2,457,142	0

B.	Directors elected by holders of all shares of stock.

	FOR	WITHHELD
Donald A. Wright	4,114,985	19,788
Paul V. Maier	4,114,906	19,867
Charles J. Casamento	4,114,737	21,036

Broker Non-Votes: 1,611,146

All of the foregoing candidates were elected.

Proposal 2:	Ratification of the selection of Mayer Hoffman McCann, P.C., as the Company’s independent public accountants for the Company’s fiscal year ending December 31, 2016 (shares of common stock and all classes of preferred stock voting together):

FOR	AGAINST	ABSTAIN
5,241,594	50,028	26,536

Broker Non-Votes: none

The foregoing proposal was approved.

Proposal 3:	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement (shares of common stock and all classes of preferred stock voting together):

FOR	AGAINST	ABSTAIN
4,084,389	36,296	13,980

Broker Non-Votes: 1,611,254

The foregoing proposal was approved.

Proposal 4:	Approval of the amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of Common Stock to 120,000,000 (shares of common stock and all classes of preferred stock voting together):

FOR	AGAINST	ABSTAIN
5,184,978	122,764	10,412

Broker Non-Votes: 427,765

The foregoing proposal was approved.

Proposal 5:	Approval of amendments to the Company’s 2010 Equity Participation Plan (shares of common stock and all classes of preferred stock voting together):

FOR	AGAINST	ABSTAIN
4,069,235	47,900	17,531

Broker Non-Votes: 1,611,253

The foregoing proposal was approved.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Amendment to Certificate of Incorporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

By:	/s/ Mahnaz Ebrahimi
Mahnaz Ebrahimi
Chief Financial Officer

Dated: May 17, 2016